U.S. Securities and Exchange Commission
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 29, 2008

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Commission File No. 033-09218
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SPORTSQUEST, INC.
(Exact name of small business issuer as specified in its charter)

Delaware (State or jurisdiction of incorporation or organization)	033-09218 (Commission File Number)	20-4742564 I.R.S. Employer Identification No.)
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1809 East Broadway #125, Oviedo, Florida	32765
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:     757-572-9241

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", "us", "our", "our company" refer to SportsQuest, Inc., a Delaware corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties. Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 29, 2008, we executed an agreement with Veridigm, Inc., a Delaware corporation (“Veridigm”), shareholders of our Company and Domark International, Inc., a Nevada Corporation  (the "Agreement"), whereby pursuant to the terms and conditions of that Agreement, Veridigm acquired nine million, nine hundred and seventy three thousand, three hundred and ninety seven (9,973,397) shares of our common stock and one hundred thousand (100,000) shares of our preferred stock As a condition to this acquisition, Veridigm is required to assign certain assets to Domark. Unless extended by mutual consent of the parties, the closing shall occur on or before October 17, 2008. In the event certain closing conditions are not satisfied, Veridigm shall transfer to Domark the judgment arising from VRGD (f/k/a E-Notes Systems Inc, Plaintiff) vs. TOTALMED SYSTEMS INC., in return for Fifty thousand (50,000) shares of common stock of Domark.

The closing of the transactions in the agreement are contingent upon satisfaction of closing conditions listed in the Agreement, a form of which is attached hereto as Exhibit 10.1.

The issuance of the securities above were effected in reliance on the exemptions for sales of securities not involving a public offering, as set forth in Rule 506 promulgated under the Securities Act of 1933, as amended (the "Securities Act") and in Section 4(2) and Section 4(6) of the Securities Act and/or Rule 506 of Regulation D.

ITEM 2.01 - ACQUISITION OR DISPOSITION OF ASSETS.

See Item 1.01 above.

ITEM 3.02 - UNREGISTERED SALE OF EQUITY SECURITIES.

See Item 1.01 above.

ITEM 5.01 – CHANGES IN CONTROL OF REGISTRANT.

See Item 1.01 above.

ITEM 9.01 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(d) Exhibits

10.1	Agreement by and between SportsQuest, Inc., Veridigm, Inc., shareholders of SportsQuest, Inc and Domark International, Inc., dated September 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SportsQuest, Inc.

Date: October 6, 2008	By:	/s/ R. Thomas Kidd
R. Thomas Kidd Chairman, President Chief Executive Officer (Principle Executive Officer, Principle Financial Officer)